                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  CYMER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  CYMER, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                  CYMER, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 24, 1997

TO THE STOCKHOLDERS OF CYMER, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CYMER, INC., a Nevada corporation (the "Company"), will be held at 10:00 a.m., local time, on April 24, 1997, at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California 92128, for the following purposes:

          1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

          2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 1997.

          3. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 10, 1997 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person; however, to ensure your representation at the Annual Meeting you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          By Order of the Board of Directors

                                          William A. Angus, III, Secretary

San Diego, California
March 24, 1997

                                  CYMER, INC.

                            PROXY STATEMENT FOR THE
                      1997 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of CYMER, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, April 24, 1997, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California 92128. The telephone number at that location is (619) 487-1611. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the ratification of the appointment of Deloitte & Touche LLP as independent auditors as set forth herein and at the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 1996, including financial statements, were first mailed on or about March 24, 1997, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on March 10, 1997 are entitled to notice of and to vote at the Annual Meeting. At the record date, 13,810,072 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Cymer, Inc. at 16750 Via Del Campo Court, San Diego, California 92127, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory authority in Nevada as to the proper treatment of abstentions and broker non-votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     The Company currently intends to hold its 1998 Annual Meeting of Stockholders in April 1998 and to mail Proxy Statements relating to such meeting in March 1998. The date by which stockholder proposals must be received by the Company for inclusion in the Proxy Statement and form of proxy for its 1998 Annual Meeting of Stockholders, is November 24, 1997. Such stockholder proposals should be submitted to Cymer, Inc. at 16750 Via Del Campo Court, San Diego, California 92127, Attention: Secretary.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

     A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of the stockholders or until such director's successor has been duly elected and qualified.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

     The names of the nominees and certain information about them as of March 10, 1997 are set forth below:

                                                                                 DIRECTOR
       NAME OF NOMINEE            AGE        POSITION(S) WITH THE COMPANY         SINCE
------------------------------    ---   ---------------------------------------  --------
Dr. Robert P. Akins...........    45    Chairman of the Board of Directors,        1986
                                        Chief Executive Officer and President
Richard P. Abraham(1).........    65    Director                                   1987
Kenneth M. Deemer(1)..........    45    Director                                   1988
Peter J. Simone(2)............    49    Director                                   1993
F. Duwaine Townsen(2).........    63    Director                                   1987

---------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

     Dr. Robert P. Akins, a co-founder of the Company, has served as its President, Chief Executive Officer and Chairman of the Board since its inception in January 1986. From 1980 to 1985, Dr. Akins was a Senior Program Manager for HLX, Inc., a manufacturer of laser and defense systems, where he was responsible for managing the development of a compact excimer laser for military communications applications and an excimer laser trigger for the particle beam fusion accelerator at Sandia National Laboratories. Dr. Akins received a B.S. in Physics and a B.A. in Literature in 1974, and a Ph.D. in Applied Physics in 1983, from the University of California, San Diego.

     Richard P. Abraham has served as a Director of the Company since October 1987. From October 1994 to the present, Mr. Abraham has served as Chairman and President of BTR, Inc., which licenses various technologies to the semiconductor industry. From October 1993 to the present, he has served as Chairman and President of Advantage Logic, Inc., which also licenses various technologies to the semiconductor industry. From 1987 to the present, Mr. Abraham has served as a general partner of Weeden Capital Partners. From 1980 to the present, Mr. Abraham has served as President of Pacific Associates, a consulting firm for the semiconductor industry. From 1988 to the present, Mr. Abraham has served as a director of Rainbow Technology, a maker of software protection devices for the computer industry and encryption chips for the satellite communications industry. Mr. Abraham received a B.S. in Electrical Engineering in 1951, and an M.S. in Electrical Engineering in 1954, from Stanford University.

     Kenneth M. Deemer has served as a Director of the Company since June 1988. Since 1985, Mr. Deemer has been a Vice President of InterVen Partners, Inc., a venture capital firm and an affiliate of InterVen II, L.P., and InterVen Ventures 1987. From January 1982 to June 1985, Mr. Deemer served as a Vice President at First Interstate Capital, a venture capital firm. Mr. Deemer received a B.S. in Physics and a B.S. in Electrical Engineering in 1975 from Massachusetts Institute of Technology and an M.B.A. from Carnegie Mellon University in 1979.

     Peter J. Simone has served as a Director of the Company since July 1993. From December 1992 to November 1996, Mr. Simone served as Group Vice President of Simplex Time Recorder Company, a manufacturer of time, attendance, building life safety and security systems. From May 1987 to December 1992, he was President and a director of GCA Corporation, a manufacturer of wafer stepper photolithography equipment. Mr. Simone received a B.S. in Accounting from Bentley College in 1970 and an M.B.A. from Babson College in 1974.

     F. Duwaine Townsen has served as a Director of the Company since October 1987. Since June 1983, he has been a managing partner of Ventana Growth Fund, L.P., a venture capital firm and investor in the Company. Mr. Townsen received a B.S. in Business Administration and Accounting from San Diego State University in 1962.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of twelve meetings during 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors or committees of the Board of Directors held in 1996 during the period in which such directors were members of the Board of Directors. The Board of Directors has a Compensation Committee and an Audit Committee.

     The Audit Committee currently consists of Messrs. Simone and Townsen and met twice during 1996. This committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee currently consists of Messrs. Abraham and Deemer and met two times during 1996. This committee reviews and approves the Company's executive compensation policy and options plans.

BOARD OF DIRECTORS COMPENSATION

     Directors receive $2,500 per meeting for their services as members of the Board of Directors, and they are reimbursed for their expenses in attending out-of-town meetings. The Company's Director Option Plan (the "Director Option Plan") was approved by the Board of Directors and the stockholders in July 1996. Under the Director Option Plan, the Company reserved 100,000 shares of Common Stock for issuance to non-employee directors of the Company pursuant to nonstatutory stock options. Each director who is elected or appointed to the Board of Directors subsequent to the adoption of the Director Option Plan and who is not an employee of the Company will automatically receive a nonstatutory option to purchase 10,000 shares of Common Stock of the Company on the date such person becomes a director. In addition, each non-employee director shall receive an option to acquire 2,500 shares of the Company's Common Stock upon such director's reelection at each Annual Meeting of Stockholders, provided that on such date such director shall have served on the Board of Directors for at least six months. If Messrs. Abraham, Deemer, Simone and Townsen are elected to the Board of Directors, each will receive his initial grant of 10,000 shares of Common Stock of the Company pursuant to the Director Option Plan. There are no family relationships between directors and executive officers of the Company.

                       PROPOSAL NO. 2 -- RATIFICATION OF
                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending December 31, 1997 and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Deloitte & Touche LLP has audited the Company's financial statements since 1986. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation earned in each of the last two fiscal years by the Chief Executive Officer and the four other executive officers who earned over $100,000 in salary and bonus for services rendered in all capacities to the Company during 1996 (the "Named Executive Officers"):

                                                                               LONG-TERM COMPENSATION
                                                                              ------------------------
                                               ANNUAL COMPENSATION            SECURITIES     ALL OTHER
                                        ---------------------------------     UNDERLYING     COMPENSA-
     NAME AND PRINCIPAL POSITION        YEAR     SALARY($)     BONUS($)(1)    OPTIONS(#)     TION($)(2)
--------------------------------------  ----     ---------     ----------     ----------     ---------
Robert P. Akins.......................  1996     $ 175,497      $ 87,748         50,000       $ 1,845
  Chairman of the Board of Directors,   1995       147,611            --        147,300         1,830
  Chief Executive Officer and
  President
William A. Angus, III.................  1996     $ 128,942      $ 38,683         25,000       $ 3,184
  Chief Financial Officer, Senior Vice  1995       105,809            --         75,000         3,524
  President and Secretary
G. Scott Scholler.....................  1996     $ 121,154      $ 36,346        120,000       $ 3,949
  Senior Vice President of Operations
Richard L. Sandstrom..................  1996     $ 114,615      $ 34,385         25,000       $ 4,317
  Vice President of Advanced Research   1995        95,000            --         58,800         4,101
Kurt J. Lightfoot(3)..................  1996     $ 150,000      $ 45,000             --       $ 4,739
                                        1995        46,731            --        120,000         1,876

---------------
(1) Bonus amounts earned in 1996 were paid in February 1997.

(2) Consists of health insurance premiums paid by the Company.

(3) Mr. Lightfoot is no longer an officer of the Company. During 1996, he served as Senior Vice President of Market Operations for the Company.

OPTION GRANTS

     The following table sets forth each grant of stock options made during 1996 to each of the Named Executive Officers:

                                                                                              POTENTIAL
                                                                                             REALIZABLE
                                                  INDIVIDUAL GRANTS                       VALUE AT ASSUMED
                                ------------------------------------------------------     ANNUAL RATES OF
                                NUMBER OF     PERCENT OF                                     STOCK PRICE
                                SECURITIES   TOTAL OPTIONS                                APPRECIATION FOR
                                UNDERLYING    GRANTED TO       EXERCISE                    OPTION TERM(1)
                                 OPTIONS     EMPLOYEES IN       PRICE       EXPIRATION   -------------------
             NAME               GRANTED(#)       1996        ($/SH)(2)(3)    DATE(4)      5%($)      10%($)
------------------------------  ----------   -------------   ------------   ----------   -------     -------
Robert P. Akins...............     50,000           7%          $ 5.00        3/07/01     69,000     152,500
William A. Angus, III.........     25,000           4%          $ 5.00        2/22/01     34,500      76,250
G. Scott Scholler.............    120,000          17%          $ 5.00        2/22/01    165,600     366,000
Richard L. Sandstrom..........     25,000           4%          $ 5.00        3/07/01     34,500      76,250
Kurt J. Lightfoot.............         --          --               --             --         --          --

---------------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 5-year option term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect the Company's estimate of future stock price growth.

(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the Board of Directors on the date of grant.

(3) Exercise price may be paid in cash, check, promissory note, by delivery of already-owned shares of the Company's Common Stock subject to certain conditions, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

(4) Options become exercisable as to 25% of the option shares on the first anniversary of the vesting commencement date and as to 6.25% of the option shares at the end of each three-month period thereafter, with full vesting occurring on the fourth anniversary of the date of the vesting commencement date.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides certain information concerning the exercises of options during 1996, and the unexercised options held as of December 31, 1996 by each of the Named Executive Officers:

                                                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                         NUMBER OF                        UNDERLYING UNEXERCISED               IN-THE-MONEY
                          SHARES                            OPTION AT FY-END(#)           OPTION AT FY-END($)(2)
                        ACQUIRED ON       VALUE        -----------------------------   -----------------------------
         NAME           EXERCISE(#)   REALIZED($)(1)   EXERCISABLE     UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
----------------------- -----------   --------------   -----------     -------------   -----------     -------------
Robert P. Akins........        --              --         55,237          142,063        2,630,958       6,541,461
William A. Angus,
  III..................    10,000          55,000         18,125           71,875          863,294       3,310,906
G. Scott Scholler......        --              --             --          120,000               --       5,175,600
Richard L. Sandstrom...        --              --         25,725           58,075        1,225,282       2,653,612
Kurt J. Lightfoot......        --              --         37,500           82,500        1,776,750       3,908,850

---------------
(1) Market value of underlying securities on date of exercise, minus the exercise price multiplied by the number of shares.

(2) Market value of underlying securities at fiscal year end, minus the exercise price multiplied by the number of shares.

                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW AND PHILOSOPHY

     The Compensation Committee (the "Committee") of the Board of Directors regularly reviews and approves all executive officer compensation and develops recommendations for stock option grants for approval by the Board of Directors. Executive compensation includes the following elements: base salaries, annual incentives, stock options and various benefit plans.

     The Committee is composed of two independent, outside directors. It is the Committee's objective that executive compensation be tied directly to the achievement of the Company's performance objectives. Specifically, the Company's executive compensation program is designed to reward exceptional executive performance that results in enhanced corporate and stockholder values.

     The Committee retains independent compensation consultants to provide objective and expert advice in the review of executive compensation plans. Published industry pay survey data is reviewed and relied upon in the Committee's assessment of appropriate compensation levels, including the Radford Management Survey and data from companies in the computer industry of comparable size, performance and growth rate supplied by the Committee's compensation consultant, The William M. Mercer Company.

     The Committee recognizes that the industry sector in which the Company operates is both highly competitive and undergoing significant globalization, with the result that there is substantial demand for qualified, experienced executive personnel. The Committee believes that retaining and rewarding its top caliber executives is essential to achieving the Company's long-term, strategic goals.

     For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations, including some, but not all, of the companies comprising the Nasdaq - 100 Index and the Nasdaq Computer Industry & DP Index.

ANNUAL CASH COMPENSATION

     The Committee believes that annual cash compensation should be commensurate with attained performance. For this reason, the Company's executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

     Base salaries for executive officers are established considering a number of factors, including the Company's continued, profitable growth; the executive's individual performance and measurable contribution to the Company's success; and pay levels of similar positions with comparable companies in the industry. The Committee supports the Company's compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process. Generally, base salaries are maintained at approximately the 50th percentile of salaries paid by similar size, high technology companies.

     Under the Executive Incentive Plan (EIP), an executive's annual performance award generally depends on two performance factors: the overall financial performance of the Company and the performance of the business unit for which the executive is accountable, along with the executive's individual performance. The performance objectives of the Company and the business unit are derived from the Company's Board-approved annual business plan, which includes specific financial performance targets relating to revenue and profits growth for the fiscal year. The EIP does not provide for payments until operating income targets and business unit targets are met. These targets are reviewed annually to meet the changing nature of the Company's business. The target percentage ranges from 25% to 50% of an executive's base salary. The incentive target is set at a higher percentage for more senior officers, with the result that the more senior executive officers have a higher percentage of their potential total cash compensation at risk. The Committee annually reviews and approves specific targets, maximums, and performance criteria for each executive.

BENEFITS

     The Company provides benefits to the named executive officers that are generally available to all Company employees. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for 1996 for any executive officer.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Compensation for the Chief Executive Officer is determined as discussed above. Mr. Akins' base compensation for fiscal 1996 was established by the Compensation Committee in February 1996, revised in October 1996 and represented two increases over 1995.

     The Committee also established Mr. Akin's individual bonus plan for fiscal 1996 according to the bonus structure described above, as well as the Committee's assessment of the Company's prior year's performance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed of Richard P. Abraham and Kenneth M. Deemer who are non-employee directors with no interlocking relationships as defined by the Securities and Exchange Commission.
                                          Compensation Committee

                                          Richard P. Abraham
                                          Kenneth M. Deemer

                              COMPANY PERFORMANCE

     The following line graph compares the cumulative total return to stockholders of the Company's Common Stock since September 19, 1996 (the date the Company first became subject to the reporting requirements of the Exchange
Act) to the cumulative total return over such period of (i) the Nasdaq Stock Market (U.S. Company) Index and (ii) the Morgan Stanley Technology Index. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

     The graph assumes that $100 was invested on September 19, 1996 in the Company's Common Stock at the initial public offering price of $9.50 per share and in each index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

                                  CYMER, INC.
                       NASDAQ STOCK MARKET -- U.S. INDEX
                        MORGAN STANLEY TECHNOLOGY INDEX

9/19/96                                100             100             100
9/30/96                             186.84          101.76          101.24
10/31/96                            247.37          101.31          100.36
11/29/96                               350          107.21          115.13
12/31/96                            506.58           107.8             110

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 10, 1997 (except as noted) certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                         SHARES OF COMMON STOCK
                                                                         BENEFICIALLY OWNED(1)
                                                                        ------------------------
                                                                                      PERCENTAGE
                 NAME AND ADDRESS OF BENEFICIAL OWNER                    NUMBER       OWNERSHIP
----------------------------------------------------------------------  ---------     ----------
Entities affiliated with InterVen II Partners, L.P.(2)................    772,317         5.6%
  2401 Pine Avenue
  Manhattan Beach, California 90266
Robert P. Akins(3)....................................................    283,150         2.0%
  c/o Cymer, Inc.
  16750 Via Del Campo Court
  San Diego, California 92127
William A. Angus, III(4)..............................................     43,750           *
  c/o Cymer, Inc.
  16750 Via Del Campo Court
  San Diego, California 92127
Richard L. Sandstrom(5)...............................................    273,150         2.0%
  c/o Cymer, Inc.
  16750 Via Del Campo Court
  San Diego, California 92127
G. Scott Scholler(6)..................................................     29,999           *
  c/o Cymer, Inc.
  16750 Via Del Campo Court
  San Diego, California 92127
Kurt J. Lightfoot(7)..................................................     46,000           *
  16731 Vista Summit Drive
  Ramona, California 92065
Richard Abraham(8)....................................................     33,700           *
Kenneth M. Deemer(9)..................................................    780,317         5.7%
Peter Simone(10)......................................................     13,125           *
F. Duwaine Townsen(11)................................................    408,550         3.0%
All directors and executive officers as a group (14 persons)..........  1,941,490        13.8%

---------------

  *  Less than 1%.

 (1) Applicable percentage of ownership is based on 13,810,072 shares of Common Stock outstanding as of March 10, 1997 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

 (2) Includes 769,064 shares held by InterVen II, L.P. and 3,253 shares held by InterVen Ventures 1987. InterVen II Partners, L.P. is the general partner of InterVen II, L.P. InterVen II Partners, L.P. has the following five general partners: Kenneth M. Deemer, David B. Jones, Jonathan E. Funk, Wayne B. Kingsley and Keith P. Larson. Each of these general partners shares voting and investment power over the shares held by InterVen II, L.P. InterVen Ventures 1987 is a general partnership, of which Messrs. Deemer, Jones, Funk, Kingsley and Larson are general partners and share voting and investment power over the shares held by InterVen Ventures 1987. Each of Messrs. Deemer, Jones, Funk, Kingsley and Larson disclaims beneficial ownership of the shares except to the extent of his proportionate partnership interest.

 (3) Includes 86,150 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 10, 1997.

 (4) Includes 33,750 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 10, 1997.

 (5) Includes 35,650 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 10, 1997.

 (6) Includes 29,999 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 10, 1997.

 (7) Includes 45,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 10, 1997.

 (8) Includes 6,177 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 10, 1997.

 (9) Includes 8,000 shares held of record by InterVen Partners, Inc. Retirement Plan, FBO Kenneth M. Deemer, over which Mr. Deemer exerts both voting and investment power. Also includes 769,064 shares held by InterVen II, L.P. and 3,253 shares held by InterVen Ventures 1987. Mr. Deemer is a general partner of InterVen II Partners, L.P., which is the general partner of InterVen II, L.P. Mr. Deemer is also a general partner of InterVen Ventures 1987. Mr. Deemer disclaims beneficial ownership of the shares held by InterVen II, L.P. and InterVen Ventures 1987, except to the extent of his proportionate partnership interest.

(10) Includes 13,125 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 10, 1997.

(11) Includes 408,550 shares held by Ventana Growth Fund II, L.P., of which Mr. Townsen is a managing general partner.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission (the "SEC") thereunder require the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the period from September 18, 1996 to December 31, 1996, all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with, except that a Form 4 for Mr. Lightfoot covering the purchase of 1,000 shares of Common Stock was not timely filed.

                                 OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

                                          By: William A. Angus, III, Secretary

Dated: March 24, 1997

CYMER, INC.                                       PROXY

16750 VIA DEL CAMPO COURT, SAN DIEGO, CALIFORNIA 92127

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert P. Akins and William A. Angus, III as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Cymer, Inc. held of record by the undersigned on March 10, 1997, at the Annual Meeting of Stockholders to be held on April 24, 1997 or any adjournment thereof.

1. ELECTION OF DIRECTORS:   FOR all nominees listed below
                            (except as indicated below) [ ]

                            WITHHOLD AUTHORITY
                            to vote for all nominees listed below [ ]

       Robert P. Akins       Kenneth M. Deemer    F. Duwaine Townsen
       Richard P. Abraham    Peter J. Simone

INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:


2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION

           [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

Please sign below exactly as name appears on stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

Dated: __________, 1997                 _________________________________
                                        Signature

                                        _________________________________
                                        Signature if held jointly

----------------------------------
PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE
----------------------------------